UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 23, 2013

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	000-27978	94-3128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 America Center Drive San Jose, California	95002
(Address of principal executive offices)	(Zip Code)

(408) 586-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 23, 2013, Polycom, Inc. issued a press release announcing its financial results for the three months ended September 30, 2013. The full text of the press release is furnished as Exhibit 99.1.

Item 8.01 Other Events

A copy of the condensed consolidated statements of operations, condensed consolidated balance sheets and condensed consolidated statements of cash flows for the three months ended September 30, 2013 are filed as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated October 23, 2013, entitled “Polycom Announces Revenues of $336 Million for Third Quarter 2013.”

99.2	Financial tables for the three months ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/s/ Eric F. Brown
Eric F. Brown
Chief Operating Officer, Chief Financial Officer and Executive Vice President

Date: October 23, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 23, 2013, entitled “Polycom Announces Revenues of $336 Million for Third Quarter 2013.”

99.2	Financial tables for the three months ended September 30, 2013.